SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934



                                FEBRUARY 7, 1997
                Date of Report (Date of earliest event reported)



                           COLUMBIA LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)



      DELAWARE                             1-10352               59-2758596
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



                            2665 SOUTH BAYSHORE DRIVE
                              MIAMI, FLORIDA 33133
                                 (305) 860-1670
               (Address, including zip code and telephone number,
        including area code, of registrant's principal executive offices)


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ITEM 5. OTHER EVENTS.

On February 7, 1997, the Company received notification from the U.S. Food and Drug Administration approving the Company's Treatment Protocol under its IND for the use of Crinone/registered trademark/, vaginally delivered natural progesterone, in assisted fertility procedures. As a result, through leads generated by the Wyeth-Ayerst institutional sales force, Columbia will shortly begin distributing Crinone to leading infertility clinics throughout the United States.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                COLUMBIA LABORATORIES, INC.

DATE: February 12, 1997         By: /s/ MARGARET J. ROELL
                                    ------------------------------------------
                                    Margaret J. Roell
                                    Vice President-Finance and Administration
                                    Chief Financial Officer